SUPPLEMENT DATED DECEMBER 30, 2005

TO

PROSPECTUS DATED MAY 2, 2005

FOR

SUN LIFE LARGE CASE VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

Effective January 11, 2006, The Funds section is supplemented by the addition of the following fund options:

AllianceBernstein Variable Products Series Fund, Inc. (advised by Alliance Capital Management L.P.)

AllianceBernstein VPS International Value Portfolio (Class A) seeks long-term growth of capital.

MFS/Sun Life Series Trust (advised by Massachusetts Financial Services Company ("MFS"), a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial, Inc., a diversified financial services organization)

MFS/Sun Life International Growth Series (Initial Class) seeks capital appreciation. The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of foreign (including emerging market) issuers.

Janus Aspen Series (advised by Janus Capital Management LLC)

Janus Aspen Series Mid Cap Value Portfolio (Institutional Shares) seeks capital appreciation. The Portfolio pursues its objective by investing primarily in common stocks selected for their capital appreciation potential. The Portfolio primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The Portfolio invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap® Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of December 31, 2004, they ranged from approximately $631 million to $34 billion. For the Portfolio's 80% policy, net assets will take into account borrowings for investment purposes.

Royce Capital Fund (advised by Royce & Associates, LLC)

Royce Capital Fund - Small-Cap Portfolio seeks long-term growth of capital. Royce invests the Fund's assets primarily in equity securities issued by small companies.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.